EXHIBIT 99.2

                   PRO FORMA CONDENSED FINANCIAL INFORMATION

         On March 29, 1996, F&M National Corporation ("F&M") acquired FB&T Financial Corporation ("FB&T"), a bank holding company and parent company of Fairfax Bank & Trust Company, through the merger of FB&T with and into F&M (the "Merger"). The Merger was accounted for as a pooling of interests business combination. Based on an exchange ratio of 1.983 shares of F&M common stock for each outstanding share of FB&T common stock, F&M issued 2,518,087 shares of common stock, and reserved an additional 172,723 shares of common stock for issuance in connection with the exercise of FB&T employee stock options assumed by F&M in the Merger.



PRO FORMA CONDENSED BALANCE SHEET

         The following unaudited pro forma condensed balance sheet combines the consolidated historical balance sheets of F&M and FB&T on the assumption that the Merger had been effective as of December 31, 1995, giving effect to the transaction on a pooling of interests accounting basis. The pro forma condensed balance sheet should be read in conjunction with the consolidated historical financial statements of F&M and FB&T, including the respective notes thereto, included in documents incorporated herein by reference.

                                  F&M AND FB&T

                       PRO FORMA CONDENSED BALANCE SHEET
                            AS OF DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                                   PRO FORMA           PRO FORMA
                                                       F&M            FB&T        ADJUSTMENTS          COMBINED
                                                                           (IN THOUSANDS)
ASSETS
  Cash and due from banks....... . . . . . . . . . $   81,626     $  26,016                          $   107,642
  Interest-bearing deposits
    in other banks.. . . . . . . . . . . . . . . .        100           - -                                  100
  Securities . . . . . . . . . . . . . . . . . . .    569,269        41,798                              611,067
  Other short-term investments . . . . . . . . . .     64,408        16,493                               80,901
  Loans, net of unearned income . . . . . . . . .   1,053,829       149,062                            1,202,891
  Less allowance for loan losses . . . . . . . . .     15,016         2,195                               17,211
                                                  ------------    -----------      ------------        ----------
         Net loans. . . . . . . . . . . . . . . .   1,038,813       146,867                 - -        1,185,680
  Other assets. . . . . . . . . . . . . . . . . .      79,604        11,895                 - -           91,499
                                                  -------------   -----------      ------------      ------------
         Total assets. . . . . . . . . . . . . .   $1,833,820     $ 243,069        $        - -      $ 2,076,889
                                                  =============   ===========      ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits:
    Noninterest bearing... . . . . . . . . . . .   $  236,630     $  55,569                          $   292,199
    Interest bearing. . . . . . . . . . . . . . .   1,346,847       135,945                            1,482,792
                                                  -------------   -----------      ------------      ------------
         Total deposits. . . . . . . . . . . . .    1,583,477       191,514                 - -        1,774,991
  Short-term borrowings..... . . . . . . . . . .       38,618        33,377                 - -           71,995
  Long-term debt.. . . . . . . . . . . . . . . .        3,225           - -                 - -            3,225
  Other liabilities. . . . . . . . . . . . . . .       15,018         1,244                 - -           16,262
                                                  -------------   -----------      ------------      ------------
         Total liabilities. . . . . . . . . . . .   1,640,338       226,135                 - -        1,866,473
                                                  -------------   -----------      ------------      ------------

SHAREHOLDERS' EQUITY
  Preferred stock. . . . . . . . . . . . . . . .          - -           - -                 - -              - -
  Common stock, par value
    $2.00 per share. . . . . . . . . . . . . . .       33,104           - -               5 035  (1)      38,139
  Common stock, par value
    $1.25 per share. . . . . . . . . . . . . . .          - -         1,587              (1 587) (1)         - -
  Capital surplus. . . . . . . . . . . . . . . .       57,681         8,855              (3 448) (1)      63,088
  Unrealized gain (loss) on securities
    available for sale, net. . . . . . . . . . .        3,467            (8)                - -            3,459
  Retained earnings  . . . . . . . . . . . . . .       99,230          6,500                - -          105,730
                                                  -------------   -----------      ------------      ------------
         Total shareholders' equity . . . . . .       193,482         16,934                - -          210,416
                                                  -------------   -----------      ------------      ------------
         Total liabilities and
           shareholders' equity . . . . . . . .    $1,833,820     $  243,069       $        - -      $ 2,076,889
                                                  =============   ===========      ============      ============

(1)  See Note (b) of Notes to Pro Forma Condensed Financial Information.

See Notes to Pro Forma Condensed Financial Information.

PRO FORMA CONDENSED STATEMENT OF INCOME

         The following unaudited pro forma condensed statement of income presents the combined statement of income of F&M and FB&T assuming that FB&T was combined at the beginning of the period presented on a pooling of interests accounting basis. The unaudited pro forma condensed statement of income should be read in conjunction with the consolidated historical financial statements of F&M and FB&T, including the respective notes thereto, included in documents incorporated herein by reference. The pro forma information is not necessarily indicative of the results of operations that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations of future periods.

                                  F&M AND FB&T

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                                                      PRO FORMA
                                                                            F&M          FB&T         COMBINED
                                                                                    (IN THOUSANDS)
INTEREST INCOME
  Interest and fees on loans  . . . . . . . . . . . . . . . . . . . .   $ 96,081      $ 12,801       $ 108,882
  Interest and dividends on securities  . . . . . . . . . . . . . . .     32,853         2,371          35,224
  Federal funds sold and securities purchased under agree-
    ments to resell  . . . . . . . . . . . . . . . . . . . . . . . . .     4,302           606           4,908
  Interest-bearing deposits in other banks . . . . . . . . . . . .            26           - -              26
                                                                        ----------    ----------     ------------
         Total interest income. . . . . . . . . . . . . . . . . . . .    133,262        15,778         149,040
                                                                        ----------    ----------     ------------

INTEREST EXPENSE
  Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55,802         5,187          60,989
  Short-term borrowings . . . . . . . . . . . . . . . . . . . . . .        1,252           695           1,947
  Long-term debt  . . . . . . . . . . . . . . . . . . . . . . . . . .        243           - -             243
                                                                        ----------    ----------     ------------
         Total interest expense  . . . . . . . . . . . . . . . . . .      57,297         5,882          63,179
                                                                        ----------    ----------     ------------
         Net interest income . . . . . . . . . . . . . . . . . . . .      75,965         9,896          85,861
  Provision for loan losses  . . . . . . . . . . . . . . . . . . . .       1,081         1,068           2,149
                                                                        ----------    ----------     ------------
         Net interest income after
           provision for loan losses . . . . . . . . . . . . . . . .      74,884         8,828          83,712
                                                                        -----------   ----------     ------------

OTHER INCOME
  Service charges on deposit accounts   . . . . . . . . . . . . .          6,011         1,499           7,510
  Securities gains, net . . . . . . . . . . . . . . . . . . . . . . . .      366           - -             366
  Other operating income . . . . . . . . . . . . . . . . . . . . . .       9,843           931          10,774
                                                                        -----------   ----------     ------------
         Total other income . . . . . . . . . . . . . . . . . . . . .     16,220         2,430          18,650
                                                                        -----------   ----------     ------------

OTHER EXPENSES
  Salaries and employee benefits  . . . . . . . . . . . . . . . . .       29,362         3,579           32,941
  Net occupancy expense   . . . . . . . . . . . . . . . . . . . . .        3,982         1,163            5,145
  Furniture and equipment expense  . . . . . . . . . . . . . . .           4,253           442            4,695
  Other operating expenses  . . . . . . . . . . . . . . . . . . . .       18,398         3,773           22,171
                                                                        -----------   ----------     ------------
         Total other expenses  . . . . . . . . . . . . . . . . . . .      55,995         8,957           64,952
                                                                        -----------   ----------     ------------

  Income before income taxes  . . . . . . . . . . . . . . . . . . .       35,109         2,301           37,410
  Income tax expense . . . . . . . . . . . . . . . . . . . . . . . .      11,677           725           12,402
                                                                        -----------   ----------     ------------
         Net income . . . . . . . . . . . . . . . . . . . . . . . . .   $ 23,432      $  1,576       $   25,008
                                                                        ===========   ==========     ============

PER SHARE DATA
  Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   1.42      $   1.26       $     1.32
  Cash dividends . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.61          0.60             0.61
  Average common shares outstanding  . . . . . . . . . . . . . . . . .    16,529         1,253           19,014


See Notes to Pro Forma Condensed Financial Information.

                                  F&M AND FB&T

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                                                                      PRO FORMA
                                                                            F&M          FB&T         COMBINED
                                                                                   (IN THOUSANDS)
INTEREST INCOME
  Interest and fees on loans  . . . . . . . . . . . . . . . . . . . .    $ 85,238     $  10,186      $  95,424
  Interest and dividends on securities  . . . . . . . . . . . . . .        31,233         2,186         33,419
  Federal funds sold and securities purchased under agree-
    ments to resell  . . . . . . . . . . . . . . . . . . . . . . . . . .    3,105            57          3,162
  Interest-bearing deposits in other banks . . . . . . . . . . . .             38           - -             38
                                                                         ---------    ----------     ----------
         Total interest income. . . . . . . . . . . . . . . . . . . .     119,614        12,429        132,043
                                                                         ---------    ----------     ----------

INTEREST EXPENSE
  Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45,287         3,616         48,903
  Short-term borrowings . . . . . . . . . . . . . . . . . . . . . .         1,053           556          1,609
  Long-term debt  . . . . . . . . . . . . . . . . . . . . . . . . . .          91           - -             91
                                                                         ---------    ----------     ----------
         Total interest expense  . . . . . . . . . . . . . . . . . .       46,431         4,172         50,603
                                                                         ---------    ----------     ----------
         Net interest income . . . . . . . . . . . . . . . . . . . .       73,183         8,257         81,440
  Provision for loan losses  . . . . . . . . . . . . . . . . . . . .        2,535            64          2,599
                                                                         ---------    ----------     ----------
         Net interest income after
           provision for loan losses . . . . . . . . . . . . . . . .       70,648         8,193         78,841
                                                                         ---------    ----------     ----------

OTHER INCOME
  Service charges on deposit accounts   . . . . . . . . . . . . .           5,676         1,171           6,847
  Securities gains, net . . . . . . . . . . . . . . . . . . . . . . . .       748             2             750
  Other operating income . . . . . . . . . . . . . . . . . . . . . .        9,888           814          10,702
                                                                         ---------    ----------     ----------
         Total other income . . . . . . . . . . . . . . . . . . . . .      16,312         1,987          18,299
                                                                         ---------    ----------     ----------

OTHER EXPENSES
  Salaries and employee benefits  . . . . . . . . . . . . . . . . .        28,824         2,772          31,596
  Net occupancy expense   . . . . . . . . . . . . . . . . . . . . .         3,959           895           4,854
  Furniture and equipment expense  . . . . . . . . . . . . . . .            4,057           316           4,373
  Other operating expenses  . . . . . . . . . . . . . . . . . . . .        19,443         2,666          22,109
                                                                         ---------    ----------     ----------
         Total other expenses  . . . . . . . . . . . . . . . . . . .       56,283         6,649          62,932
                                                                         ---------    ----------     ----------

  Income before income taxes  . . . . . . . . . . . . . . . . . .          30,677         3,531          34,208
  Income tax expense . . . . . . . . . . . . . . . . . . . . . . . .        9,976         1,167          11,143
                                                                         ---------    ----------     ----------
         Net income . . . . . . . . . . . . . . . . . . . . . . . . .    $ 20,701     $   2,364      $   23,065
                                                                         =========    ==========     ==========

PER SHARE DATA
  Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $   1.25     $    1.87      $     1.21
  Cash dividends . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.54          0.52            0.54
  Average common shares outstanding  . . . . . . . . . . . . .             16,517         1,266          19,028


See Notes to Pro Forma Condensed Financial Information.

                                  F&M AND FB&T

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)


                                                                                                      PRO FORMA
                                                                            F&M          FB&T         COMBINED
                                                                                    (IN THOUSANDS)
INTEREST INCOME
  Interest and fees on loans  . . . . . . . . . . . . . . . . . . . .   $ 74,616      $  7,919       $  82,535
  Interest and dividends on securities  . . . . . . . . . . . . . .       30,222         1,426          31,648
  Federal funds sold and securities purchased under agree-
    ments to resell  . . . . . . . . . . . . . . . . . . . . . . . .       2,591           153           2,744
  Interest-bearing deposits in other banks . . . . . . . . . . . .           105           - -             105
                                                                        ----------    ---------      ----------
         Total interest income. . . . . . . . . . . . . . . . . . . .    107,534         9,498         117,032
                                                                        ----------    ---------      ----------

INTEREST EXPENSE
  Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      42,927         2,516          45,443
  Short-term borrowings . . . . . . . . . . . . . . . . . . . . . .          688           244             932
                                                                        ----------    ---------      ----------
         Total interest expense  . . . . . . . . . . . . . . . . . .      43,615         2,760          46,375
                                                                        ----------    ---------      ----------
         Net interest income . . . . . . . . . . . . . . . . . . . .      63,919         6,738          70,657
  Provision for loan losses  . . . . . . . . . . . . . . . . . . . .       2,857           348           3,205
                                                                        ----------    ---------      ----------
         Net interest income after
           provision for loan losses . . . . . . . . . . . . . . . .      61,062         6,390          67,452
                                                                        ----------    ---------      ----------

OTHER INCOME
  Service charges on deposit accounts   . . . . . . . . . . . . .          5,212         1,235           6,447
  Securities gains, net . . . . . . . . . . . . . . . . . . . . . . .      1,781            15           1,796
  Other operating income . . . . . . . . . . . . . . . . . . . . . .       7,851           502           8,353
                                                                        ----------    ---------      ----------
         Total other income . . . . . . . . . . . . . . . . . . . . .     14,844         1,752          16,596
                                                                        ----------    ---------      ----------

OTHER EXPENSES
  Salaries and employee benefits  . . . . . . . . . . . . . . . . .       24,361         1,970          26,331
  Net occupancy expense   . . . . . . . . . . . . . . . . . . . . .        3,576           689           4,265
  Furniture and equipment expense  . . . . . . . . . . . . . . .           3,649           276           3,925
  Other operating expenses  . . . . . . . . . . . . . . . . . . . .       16,744         2,276          19,020
                                                                        ----------    ---------      ----------
         Total other expenses  . . . . . . . . . . . . . . . . . . .      48,330         5,211          53,541
                                                                        ----------    ---------      ----------

  Income before income taxes  . . . . . . . . . . . . . . . . . .         27,576         2,931          30,507
  Income tax expense . . . . . . . . . . . . . . . . . . . . . . . .       8,844           926           9,770
                                                                        ----------    ---------      ----------
         Net income . . . . . . . . . . . . . . . . . . . . . . . . .   $ 18,732      $  2,005       $  20,737
                                                                        ==========    =========      ==========

PER SHARE DATA
  Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   1.16      $   1.90       $    1.14
  Cash dividends . . . . . . . . . . . . . . . . . . . . . . . . . .        0.58          0.23            0.58
  Average common shares outstanding  . . . . . . . . . . . . .            16,124         1,053          18,212


See Notes to Pro Forma Condensed Financial Information.

               NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION
                                  (UNAUDITED)



(a) The pro forma information presented is not necessarily indicative of the results of operations or the financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

(b) It is assumed that the Merger will be accounted for on a pooling of interests accounting basis and, accordingly, the related pro forma adjustments have been calculated using an assumed Exchange Ratio, whereby F&M will issue 1.983 shares of F&M Common Stock for each share of FB&T Common Stock, which has been computed as follows: $35.00 divided by the average closing price of F&M Common Stock on the NYSE Composite Transactions List for the ten trading days extending from March 15 through March 28, 1996 ($17.65) to arrive at an assumed Exchange Ratio of 1.983 shares of F&M Common Stock for each share of FB&T Common Stock.

         As a result, information was appropriately adjusted for the Merger by the (i) addition of 2,517,577 shares of F&M Common Stock amounting to $5,035,000, (ii) elimination of 1,269,580 shares of FB&T Common Stock amounting to $1,587,000; and (iii) recordation of the remaining amount of $3,448,000 as a decrease in capital surplus at December 31, 1995.

(c) Per share data has been computed based on the combined historical net income applicable to common shareholders of F&M and FB&T using the historical weighted average shares outstanding of F&M Common Stock and the weighted average shares, adjusted to equivalent shares of F&M Common Stock, of FB&T, as of the earliest period presented.